EXHIBIT  99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB for the year ended December 31, 2002 of MNS Eagle Equity Group, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I Stephen M. Siedow, Chief Executive Officer, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.


Date: March 14, 2003                 /s/ Stephen M. Siedow
                                     -------------------------------------------
                                         Stephen M. Siedow, Chief Executive
                                         Officer, President and
                                         Chief Financial Officer